Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

THIRD QUARTER 2014

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

November 5, 2014

i

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

ii

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2013		2014
2014	2013			3Q	4Q	1Q	2Q	3Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
2,644	2,851	-7%	U.S. Retirement Solutions and Investment Management Division	1,231	996	945	876	823
359	525	-32%	U.S. Individual Life and Group Insurance Division	216	215	131	204	24
2,566	2,505	2%	International Insurance Division	778	647	837	884	845
(1,022)	(973)	-5%	Corporate and other operations	(312)	(397)	(342)	(341)	(339)

4,547	4,908	-7%	Total pre-tax adjusted operating income	1,913	1,461	1,571	1,623	1,353
1,200	1,370	-12%	Income taxes, applicable to adjusted operating income	540	413	434	447	319

3,347	3,538	-5%	Financial Services Businesses after-tax adjusted operating income	1,373	1,048	1,137	1,176	1,034

			Reconciling items:
(1,413)	(5,789)	76%	Realized investment losses, net, and related charges and adjustments	(556)	(2,360)	(8)	(273)	(1,132)
195	(273)	171%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	103	23	101	225	(131)
(139)	255	-155%	Change in experience-rated contractholder liabilities due to asset value changes	(73)	(28)	(43)	(189)	93
113	(12)	1042%	Divested businesses	43	41	73	47	(7)
37	1	3600%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	11	27	11	18	8

(1,207)	(5,818)	79%	Total reconciling items, before income taxes	(472)	(2,297)	134	(172)	(1,169)
(625)	(2,004)	69%	Income taxes, not applicable to adjusted operating income	(67)	(853)	39	(58)	(606)

(582)	(3,814)	85%	Total reconciling items, after income taxes	(405)	(1,444)	95	(114)	(563)

2,765	(276)	1102%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	968	(396)	1,232	1,062	471
(34)	(21)	-62%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(10)	(27)	(11)	(17)	(6)

2,731	(297)	1020%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	958	(423)	1,221	1,045	465
45	75	-40%	Earnings attributable to noncontrolling interests	13	32	11	23	11

2,776	(222)	1350%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	971	(391)	1,232	1,068	476
8	11	-27%	Income (loss) from discontinued operations, net of taxes	8	(4)	4	4	—

2,784	(211)	1419%	Net income (loss) of Financial Services Businesses	979	(395)	1,236	1,072	476
45	75	-40%	Less: Income attributable to noncontrolling interests	13	32	11	23	11

2,739	(286)	1058%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	966	(427)	1,225	1,049	465

16.9%	18.1%		Operating Return on Average Equity (based on adjusted operating income)	21.4%	16.3%	17.7%	17.7%	15.4%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
2,739	(286)		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	966	(427)	1,225	1,049	465
101	79		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	61	(33)	13	41	47

2,840	(207)		Consolidated net income (loss) attributable to Prudential Financial, Inc.	1,027	(460)	1,238	1,090	512

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted): (1)
7.09	7.47	Financial Services Businesses after-tax adjusted operating income	2.89	2.20	2.40	2.49	2.20

		Reconciling items:
(3.02)	(12.26)	Realized investment losses, net, and related charges and adjustments	(1.18)	(5.01)	(0.02)	(0.58)	(2.42)
0.42	(0.58)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.22	0.05	0.21	0.48	(0.28)
(0.30)	0.54	Change in experience-rated contractholder liabilities due to asset value changes	(0.15)	(0.06)	(0.09)	(0.40)	0.20
0.24	(0.03)	Divested businesses	0.09	0.09	0.16	0.10	(0.01)
0.01	0.06	Difference in earnings allocated to participating unvested share-based payment awards	0.01	0.01	—	—	0.01

(2.65)	(12.27)	Total reconciling items, before income taxes	(1.01)	(4.92)	0.26	(0.40)	(2.50)
(1.35)	(4.16)	Income taxes, not applicable to adjusted operating income	(0.14)	(1.79)	0.08	(0.12)	(1.29)

(1.30)	(8.11)	Total reconciling items, after income taxes	(0.87)	(3.13)	0.18	(0.28)	(1.21)

5.79	(0.64)	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	2.02	(0.93)	2.58	2.21	0.99
0.01	0.03	Income (loss) from discontinued operations, net of taxes	0.02	(0.01)	0.01	0.01	—

5.80	(0.61)	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	2.04	(0.94)	2.59	2.22	0.99

459.4	463.7	Weighted average number of outstanding Common shares (basic)	462.6	461.5	460.9	459.4	458.0
468.6	472.0	Weighted average number of outstanding Common shares (diluted)	472.0	471.2	470.3	468.5	467.2

(8)	7	Direct equity adjustments for earnings per share calculation	2	(5)	(2)	(3)	(3)
13	13	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
31	34	Financial Services Businesses after-tax adjusted operating income	13	9	10	12	9
25	6	Income from continuing operations (after-tax) of Financial Services Businesses	9	2	11	10	4

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2013 and for the nine months ended September 30, 2013, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,043	2,594	3,944	3,729	4,354
		Long-term debt	17,083	17,069	16,081	17,004	16,113
		Junior Subordinated Long-Term Debt	4,884	4,884	4,884	4,884	4,884

		Attributed Equity:
		Including accumulated other comprehensive income	32,818	33,885	36,770	39,663	40,203
		Excluding accumulated other comprehensive income (3)	26,034	25,299	26,117	26,771	26,875
		Amount included above for foreign currency exchange rate remeasurement (4)	(2,036)	(2,818)	(2,668)	(2,818)	(3,193)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	28,070	28,117	28,785	29,589	30,068

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	70.05	72.30	78.87	85.35	86.76
		Excluding accumulated other comprehensive income (3)	55.57	53.98	56.02	57.61	58.00
		Amount included above for foreign currency exchange rate remeasurement (4)	(4.35)	(6.01)	(5.72)	(6.06)	(6.89)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	59.92	59.99	61.74	63.67	64.89

		Number of diluted shares at end of period (2)	468.5	468.7	466.2	464.7	463.4

		Common Stock Price Range (based on closing price):
93.16	82.62	High	82.62	92.43	91.23	91.10	93.16
77.61	54.64	Low	73.30	75.99	80.45	77.61	85.75
87.94	77.98	Close	77.98	92.22	84.65	88.77	87.94

		Common Stock market capitalization (1)	36,019	42,523	38,973	40,692	40,197

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Represents cumulative impact of gains and losses resulting from foreign currency exchange rate remeasurement included in net income (loss).

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

OPERATIONS HIGHLIGHTS

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	330.3	341.7	352.2	367.0	363.7
		Retail customers	159.1	170.7	172.9	180.1	180.0
		General account	358.7	357.5	365.8	374.4	373.8

		Total Investment Management and Advisory Services	848.1	869.9	890.9	921.5	917.5
		Non-proprietary assets under management	186.9	195.9	197.8	200.6	197.4

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,035.0	1,065.8	1,088.7	1,122.1	1,114.9
		Managed by U.S. Individual Life and Group Insurance Division	21.9	22.3	23.1	23.4	22.3
		Managed by International Insurance Division	19.3	19.0	19.1	20.1	23.0

		Total assets under management	1,076.2	1,107.1	1,130.9	1,165.6	1,160.2
		Client assets under administration	111.1	116.6	120.5	125.4	152.6

		Total assets under management and administration	1,187.3	1,223.7	1,251.4	1,291.0	1,312.8

		Assets managed or administered for customers outside of the United States at end of period	244.2	242.9	251.7	262.2	261.0

		Distribution Representatives (1):
		Prudential Agents	2,780	2,722	2,759	2,795	2,822
		International Life Planners	7,208	7,248	7,194	7,074	7,213
		Gibraltar Life Consultants	9,298	9,327	8,806	8,670	8,601

50	49	Prudential Agent productivity ($ thousands)	50	67	44	51	53

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2013		2014
2014	2013			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
16,314	17,858	-9%	Premiums	5,414	5,257	5,130	5,261	5,923
4,544	4,169	9%	Policy charges and fee income	1,284	1,445	1,509	1,523	1,512
9,025	8,595	5%	Net investment income	2,873	2,935	3,017	2,968	3,040
3,932	3,681	7%	Asset management fees, commissions and other income	1,212	1,341	1,280	1,361	1,291

33,815	34,303	-1%	Total revenues	10,783	10,978	10,936	11,113	11,766

			Benefits and Expenses (1):
17,259	17,923	-4%	Insurance and annuity benefits	5,420	5,387	5,417	5,419	6,423
2,801	2,781	1%	Interest credited to policyholders’ account balances	886	921	925	934	942
980	954	3%	Interest expense	296	306	321	319	340
(2,022)	(2,216)	9%	Deferral of acquisition costs	(646)	(686)	(668)	(679)	(675)
1,327	1,008	32%	Amortization of acquisition costs	31	386	469	482	376
8,923	8,945	0%	General and administrative expenses	2,883	3,203	2,901	3,015	3,007

29,268	29,395	0%	Total benefits and expenses	8,870	9,517	9,365	9,490	10,413

4,547	4,908	-7%	Adjusted operating income before income taxes	1,913	1,461	1,571	1,623	1,353

			Reconciling items:
(1,314)	(7,322)	82%	Realized investment gains (losses), net, and related adjustments	(1,319)	(2,634)	49	(202)	(1,161)
(99)	1,533	-106%	Related charges	763	274	(57)	(71)	29

(1,413)	(5,789)	76%	Total realized investment losses, net, and related charges and adjustments	(556)	(2,360)	(8)	(273)	(1,132)

195	(273)	171%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	103	23	101	225	(131)
(139)	255	-155%	Change in experience-rated contractholder liabilities due to asset value changes	(73)	(28)	(43)	(189)	93
113	(12)	1042%	Divested businesses	43	41	73	47	(7)
37	1	3600%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	11	27	11	18	8

(1,207)	(5,818)	79%	Total reconciling items, before income taxes	(472)	(2,297)	134	(172)	(1,169)

3,340	(910)	467%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	1,441	(836)	1,705	1,451	184
575	(634)	191%	Income tax expense (benefit)	473	(440)	473	389	(287)

2,765	(276)	1102%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	968	(396)	1,232	1,062	471

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	09/30/2013	12/31/2013	03/31/2014	06/30/2014	09/30/2014

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $231,616; $228,099; $232,097; $236,069; $232,413)	245,032	243,654	251,059	258,673	256,119
Fixed maturities, held to maturity, at amortized cost (fair value $3,872; $3,553; $3,537; $3,464; $3,183)	3,629	3,312	3,275	3,171	2,880
Trading account assets supporting insurance liabilities, at fair value	21,131	20,827	20,935	21,273	20,507
Other trading account assets, at fair value	6,121	6,111	7,692	8,351	9,003
Equity securities, available for sale, at fair value (cost $4,279; $4,561; $4,785; $4,867; $4,815)	5,488	6,026	6,249	6,433	6,377
Commercial mortgage and other loans	29,709	31,335	32,471	33,000	34,549
Policy loans	6,827	6,753	6,862	7,021	6,928
Other long-term investments	7,904	8,304	8,393	8,309	8,315
Short-term investments	6,404	5,837	4,625	4,278	4,789

Total investments	332,245	332,159	341,561	350,509	349,467
Cash and cash equivalents	11,950	10,797	11,294	11,335	15,447
Accrued investment income	2,533	2,505	2,532	2,583	2,605
Deferred policy acquisition costs	15,812	16,101	16,229	16,300	16,219
Value of business acquired	3,837	3,675	3,610	3,499	3,394
Other assets	12,677	13,082	13,412	13,224	13,788
Separate account assets	275,091	285,060	288,161	296,801	292,616

Total assets	654,145	663,379	676,799	694,251	693,536

Liabilities:
Future policy benefits	158,857	156,601	161,466	165,179	165,985
Policyholders’ account balances	132,202	131,298	131,899	133,217	133,814
Securities sold under agreements to repurchase	3,530	4,128	4,864	4,895	4,979
Cash collateral for loaned securities	4,988	4,230	4,035	3,596	3,270
Income taxes	5,367	6,010	7,328	8,929	9,078
Senior short-term debt	3,043	2,594	3,944	3,729	4,354
Senior long-term debt	17,083	17,069	16,081	17,004	16,113
Junior subordinated long-term debt	4,884	4,884	4,884	4,884	4,884
Notes issued by consolidated variable interest entities	2,423	3,302	4,101	4,573	5,397
Other liabilities	13,229	13,715	12,625	11,169	12,260
Separate account liabilities	275,091	285,060	288,161	296,801	292,616

Total liabilities	620,697	628,891	639,388	653,976	652,750

Attributed Equity:
Accumulated other comprehensive income	6,784	8,586	10,653	12,892	13,328
Other attributed equity	26,034	25,299	26,117	26,771	26,875

Total attributed equity	32,818	33,885	36,770	39,663	40,203

Noncontrolling Interest	630	603	641	612	583

Total Equity	33,448	34,488	37,411	40,275	40,786

Total liabilities and equity	654,145	663,379	676,799	694,251	693,536

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended September 30, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,923	1,130	1,243	3,568	(18)
Policy charges and fee income	1,512	729	637	156	(10)
Net investment income	3,040	1,229	570	1,138	103
Asset management fees, commissions and other income	1,291	1,221	180	140	(250)

Total revenues	11,766	4,309	2,630	5,002	(175)

Benefits and Expenses (1):
Insurance and annuity benefits	6,423	1,637	1,692	3,051	43
Interest credited to policyholders’ account balances	942	472	214	256	—
Interest expense	340	36	149	1	154
Deferral of acquisition costs	(675)	(147)	(125)	(415)	12
Amortization of acquisition costs	376	153	29	209	(15)
General and administrative expenses	3,007	1,335	647	1,055	(30)

Total benefits and expenses	10,413	3,486	2,606	4,157	164

Adjusted operating income (loss) before income taxes	1,353	823	24	845	(339)

	Quarter Ended September 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,414	276	1,256	3,889	(7)
Policy charges and fee income	1,284	665	487	142	(10)
Net investment income	2,873	1,196	497	1,086	94
Asset management fees, commissions and other income	1,212	1,157	143	142	(230)

Total revenues	10,783	3,294	2,383	5,259	(153)

Benefits and Expenses (1):
Insurance and annuity benefits	5,420	598	1,496	3,349	(23)
Interest credited to policyholders’ account balances	886	433	208	245	—
Interest expense	296	31	108	—	157
Deferral of acquisition costs	(646)	(136)	(177)	(347)	14
Amortization of acquisition costs	31	(92)	(111)	234	—
General and administrative expenses	2,883	1,229	643	1,000	11

Total benefits and expenses	8,870	2,063	2,167	4,481	159

Adjusted operating income (loss) before income taxes	1,913	1,231	216	778	(312)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Nine Months Ended September 30, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	16,314	1,528	3,724	11,086	(24)
Policy charges and fee income	4,544	2,139	2,006	432	(33)
Net investment income	9,025	3,698	1,668	3,350	309
Asset management fees, commissions and other income	3,932	3,652	550	461	(731)

Total revenues	33,815	11,017	7,948	15,329	(479)

Benefits and Expenses (1):
Insurance and annuity benefits	17,259	2,948	4,863	9,381	67
Interest credited to policyholders’ account balances	2,801	1,429	635	737	—
Interest expense	980	107	402	3	468
Deferral of acquisition costs	(2,022)	(422)	(398)	(1,247)	45
Amortization of acquisition costs	1,327	424	228	715	(40)
General and administrative expenses	8,923	3,887	1,859	3,174	3

Total benefits and expenses	29,268	8,373	7,589	12,763	543

Adjusted operating income (loss) before income taxes	4,547	2,644	359	2,566	(1,022)

	Nine Months Ended September 30, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	17,858	677	3,829	13,373	(21)
Policy charges and fee income	4,169	1,938	1,798	463	(30)
Net investment income	8,595	3,592	1,474	3,246	283
Asset management fees, commissions and other income	3,681	3,435	450	467	(671)

Total revenues	34,303	9,642	7,551	17,549	(439)

Benefits and Expenses (1):
Insurance and annuity benefits	17,923	1,805	4,679	11,456	(17)
Interest credited to policyholders’ account balances	2,781	1,434	602	745	—
Interest expense	954	95	302	1	556
Deferral of acquisition costs	(2,216)	(512)	(583)	(1,171)	50
Amortization of acquisition costs	1,008	190	64	779	(25)
General and administrative expenses	8,945	3,779	1,962	3,234	(30)

Total benefits and expenses	29,395	6,791	7,026	15,044	534

Adjusted operating income (loss) before income taxes	4,908	2,851	525	2,505	(973)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of September 30, 2014
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	349,467	124,405	49,164	162,458	13,440
Deferred policy acquisition costs	16,219	5,673	4,361	6,509	(324)
Other assets	35,234	13,762	11,629	10,330	(487)
Separate account assets	292,616	247,269	45,811	2,372	(2,836)

Total assets	693,536	391,109	110,965	181,669	9,793

Liabilities:
Future policy benefits	165,985	53,964	13,382	94,909	3,730
Policyholders’ account balances	133,814	55,988	29,670	48,144	12
Debt	25,351	5,824	9,732	37	9,758
Other liabilities	34,984	12,235	6,863	15,108	778
Separate account liabilities	292,616	247,269	45,811	2,372	(2,836)

Total liabilities	652,750	375,280	105,458	160,570	11,442

Attributed Equity:
Accumulated other comprehensive income (loss)	13,328	1,957	1,101	10,880	(610)
Other attributed equity	26,875	13,311	4,406	10,160	(1,002)

Total attributed equity	40,203	15,268	5,507	21,040	(1,612)

Noncontrolling Interest	583	561	—	59	(37)

Total Equity	40,786	15,829	5,507	21,099	(1,649)

Total liabilities and equity	693,536	391,109	110,965	181,669	9,793

	As of December 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	332,159	117,314	46,351	152,219	16,275
Deferred policy acquisition costs	16,101	5,715	4,295	6,407	(316)
Other assets	30,059	11,207	10,088	8,102	662
Separate account assets	285,060	242,344	43,441	1,949	(2,674)

Total assets	663,379	376,580	104,175	168,677	13,947

Liabilities:
Future policy benefits	156,601	49,521	12,520	91,145	3,415
Policyholders’ account balances	131,298	55,510	28,918	46,858	12
Debt	24,547	5,523	9,245	55	9,724
Other liabilities	31,385	9,800	5,629	11,821	4,135
Separate account liabilities	285,060	242,344	43,441	1,949	(2,674)

Total liabilities	628,891	362,698	99,753	151,828	14,612

Attributed Equity:
Accumulated other comprehensive income (loss)	8,586	689	413	8,251	(767)
Other attributed equity	25,299	12,590	4,009	8,588	112

Total attributed equity	33,885	13,279	4,422	16,839	(655)

Noncontrolling Interest	603	603	—	10	(10)

Total Equity	34,488	13,882	4,422	16,849	(665)

Total liabilities and equity	663,379	376,580	104,175	168,677	13,947

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of September 30, 2014				As of December 31, 2013
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	642	6,465	4,884	11,991	309	5,036	4,884	10,229
Operating Debt - Investment related	1,992	6,914	—	8,906	1,867	8,035	—	9,902
Operating Debt - Specified businesses	1,720	2,247	—	3,967	418	3,802	—	4,220
Limited recourse and non-recourse borrowing	—	487	—	487	—	196	—	196

Total debt - Financial Services Businesses	4,354	16,113	4,884	25,351	2,594	17,069	4,884	24,547

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	75	1,600	—	1,675	75	1,600	—	1,675

Total debt	75	1,600	—	1,675	75	1,600	—	1,675

	As of September 30, 2014				As of December 31, 2013
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	10,593	1,042	356	11,991	8,817	1,042	370	10,229
Operating Debt - Investment related	5,104	596	3,206	8,906	6,281	411	3,210	9,902
Operating Debt - Specified businesses	2,708	1,259	—	3,967	2,969	1,251	—	4,220
Limited recourse and non-recourse borrowing	—	487	—	487	—	196	—	196

Total debt - Financial Services Businesses	18,405	3,384	3,562	25,351	18,067	2,900	3,580	24,547

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $941 million of surplus notes at both September 30, 2014 and December 31, 2013.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2013		2014
2014	2013			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
1,528	677	126%	Premiums	276	331	197	201	1,130
2,139	1,938	10%	Policy charges and fee income	665	690	695	715	729
3,698	3,592	3%	Net investment income	1,196	1,255	1,276	1,193	1,229
3,652	3,435	6%	Asset management fees, commissions and other income	1,157	1,253	1,187	1,244	1,221

11,017	9,642	14%	Total revenues	3,294	3,529	3,355	3,353	4,309

			Benefits and Expenses (1):
2,948	1,805	63%	Insurance and annuity benefits	598	733	660	651	1,637
1,429	1,434	0%	Interest credited to policyholders’ account balances	433	476	476	481	472
107	95	13%	Interest expense	31	33	36	35	36
(422)	(512)	18%	Deferral of acquisition costs	(136)	(137)	(128)	(147)	(147)
424	190	123%	Amortization of acquisition costs	(92)	107	132	139	153
3,887	3,779	3%	General and administrative expenses	1,229	1,321	1,234	1,318	1,335

8,373	6,791	23%	Total benefits and expenses	2,063	2,533	2,410	2,477	3,486

2,644	2,851	-7%	Adjusted operating income before income taxes	1,231	996	945	876	823

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Nine Months Ended September 30, 2014				Quarter Ended September 30, 2014
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,528	77	1,451	—	1,130	20	1,110	—
Policy charges and fee income	2,139	1,978	161	—	729	676	53	—
Net investment income	3,698	472	3,138	88	1,229	154	1,032	43
Asset management fees, commissions and other income	3,652	992	647	2,013	1,221	341	202	678

Total revenues	11,017	3,519	5,397	2,101	4,309	1,191	2,397	721

Benefits and Expenses (1):
Insurance and annuity benefits	2,948	337	2,611	—	1,637	123	1,514	—
Interest credited to policyholders’ account balances	1,429	319	1,110	—	472	107	365	—
Interest expense	107	80	19	8	36	27	7	2
Deferral of acquisition costs	(422)	(375)	(34)	(13)	(147)	(127)	(17)	(3)
Amortization of acquisition costs	424	392	17	15	153	141	7	5
General and administrative expenses	3,887	1,621	768	1,498	1,335	553	265	517

Total benefits and expenses	8,373	2,374	4,491	1,508	3,486	824	2,141	521

Adjusted operating income before income taxes	2,644	1,145	906	593	823	367	256	200

	Nine Months Ended September 30, 2013				Quarter Ended September 30, 2013
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	677	79	598	—	276	26	250	—
Policy charges and fee income	1,938	1,784	154	—	665	613	52	—
Net investment income	3,592	526	3,006	60	1,196	169	1,005	22
Asset management fees, commissions and other income	3,435	918	624	1,893	1,157	312	218	627

Total revenues	9,642	3,307	4,382	1,953	3,294	1,120	1,525	649

Benefits and Expenses (1):
Insurance and annuity benefits	1,805	47	1,758	—	598	(68)	666	—

Interest credited to policyholders’ account balances	1,434	285	1,149	—	433	54	379	—
Interest expense	95	67	20	8	31	22	7	2
Deferral of acquisition costs	(512)	(474)	(20)	(18)	(136)	(124)	(7)	(5)
Amortization of acquisition costs	190	159	12	19	(92)	(99)	1	6
General and administrative expenses	3,779	1,630	719	1,430	1,229	514	242	473

Total benefits and expenses	6,791	1,714	3,638	1,439	2,063	299	1,288	476

Adjusted operating income before income taxes	2,851	1,593	744	514	1,231	821	237	173

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
150,467	131,608	Beginning total account value	137,775	143,697	150,467	151,620	155,890
5,299	7,909	Sales: Highest Daily Suite (1)	1,913	1,714	1,606	1,865	1,828
2,217	1,126	Other variable annuities (2)	475	698	698	786	733

7,516	9,035	Total sales	2,388	2,412	2,304	2,651	2,561
(6,497)	(5,498)	Surrenders and withdrawals	(1,824)	(2,069)	(2,158)	(2,187)	(2,152)

1,019	3,537	Net sales	564	343	146	464	409
(1,091)	(946)	Benefit payments	(310)	(336)	(340)	(406)	(345)

(72)	2,591	Net flows	254	7	(194)	58	64
5,384	11,852	Change in market value, interest credited, and other	6,479	7,603	2,194	5,081	(1,891)
(2,607)	(2,354)	Policy charges	(811)	(840)	(847)	(869)	(891)

153,172	143,697	Ending total account value	143,697	150,467	151,620	155,890	153,172

		Variable Annuities Account Value by Product:
115,853	106,772	Highest Daily suite (1)	106,772	112,454	113,804	117,596	115,853
37,319	36,925	Other variable annuities (2)	36,925	38,013	37,816	38,294	37,319

153,172	143,697	Ending total account value	143,697	150,467	151,620	155,890	153,172

		Fixed Annuities and other products (3):
3,673	3,734	Beginning total account value	3,699	3,681	3,673	3,656	3,638
43	46	Sales	16	20	17	13	13
(99)	(119)	Surrenders and withdrawals	(40)	(41)	(35)	(34)	(30)

(56)	(73)	Net redemptions	(24)	(21)	(18)	(21)	(17)
(255)	(250)	Benefit payments	(83)	(85)	(71)	(75)	(109)

(311)	(323)	Net flows	(107)	(106)	(89)	(96)	(126)
251	273	Interest credited and other	91	98	73	78	100
(2)	(3)	Policy charges	(2)	—	(1)	—	(1)

3,611	3,681	Ending total account value	3,681	3,673	3,656	3,638	3,611

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
1,876	1,825	Insurance Agents	575	600	604	648	624
1,526	1,820	Wirehouses	433	426	440	525	561

3,074	3,945	Independent Financial Planners	1,001	1,033	940	1,098	1,036
1,083	1,491	Bank Distribution	395	373	337	393	353

7,559	9,081	Total	2,404	2,432	2,321	2,664	2,574

(1)	Includes variable annuities with “Highest Daily” optional living benefits and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI) and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
10,054	11,564	Beginning balance	10,903	10,409	10,054	9,881	9,811
995	976	Premiums and deposits	230	222	251	370	374
(657)	(730)	Surrenders and withdrawals	(217)	(233)	(220)	(222)	(215)

338	246	Net sales (redemptions)	13	(11)	31	148	159
(312)	(307)	Benefit payments	(102)	(101)	(91)	(94)	(127)

26	(61)	Net flows	(89)	(112)	(60)	54	32
269	259	Interest credited and other	81	78	98	103	68
(531)	(1,350)	Net transfers to separate account	(484)	(321)	(210)	(227)	(94)
(2)	(3)	Policy charges	(2)	—	(1)	—	(1)

9,816	10,409	Ending balance	10,409	10,054	9,881	9,811	9,816

		Account Values in Separate Account (1):
144,086	123,778	Beginning balance	130,571	136,969	144,086	145,395	149,717
6,564	8,105	Premiums and deposits	2,174	2,210	2,070	2,294	2,200
(5,939)	(4,887)	Surrenders and withdrawals	(1,647)	(1,877)	(1,973)	(1,999)	(1,967)

625	3,218	Net sales	527	333	97	295	233
(1,034)	(889)	Benefit payments	(291)	(320)	(320)	(387)	(327)

(409)	2,329	Net flows	236	13	(223)	(92)	(94)
5,366	11,866	Change in market value, interest credited and other	6,489	7,623	2,169	5,056	(1,859)
531	1,350	Net transfers from general account	484	321	210	227	94
(2,607)	(2,354)	Policy charges	(811)	(840)	(847)	(869)	(891)

146,967	136,969	Ending balance	136,969	144,086	145,395	149,717	146,967

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2013		2014
	3Q	4Q	1Q	2Q	3Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	7,037	6,799	6,514	6,322	5,947
Guaranteed minimum withdrawal benefits	889	886	851	829	767
Guaranteed minimum income benefits	3,583	3,667	3,578	3,545	3,382
Guaranteed minimum withdrawal & income benefits	107,109	113,246	115,079	119,442	118,124

Total	118,618	124,598	126,022	130,138	128,220

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	102,783	107,910	109,139	112,695	111,033
Account Values without Auto-Rebalancing Feature	15,835	16,688	16,883	17,443	17,187

Total	118,618	124,598	126,022	130,138	128,220

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	2,378	1,735	1,761	1,504	2,017
Net Amount at Risk without Auto-Rebalancing Feature	1,176	910	895	781	911

Total	3,554	2,645	2,656	2,285	2,928

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2013		2014
	3Q	4Q	1Q	2Q	3Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	107,025	112,445	113,733	117,486	115,725
Net amount at risk	532	465	440	402	437
Minimum return, anniversary contract value, or maximum contract value:
Account value	33,592	34,846	34,750	35,230	34,299
Net amount at risk	3,330	2,817	2,806	2,572	2,987

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	102,783	107,910	109,139	112,695	111,033
Account Values without Auto-Rebalancing Feature	37,834	39,381	39,344	40,021	38,991

Total	140,617	147,291	148,483	152,716	150,024

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	774	613	624	546	823
Net Amount at Risk without Auto-Rebalancing Feature	3,088	2,669	2,622	2,428	2,601

Total	3,862	3,282	3,246	2,974	3,424

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
173,502	148,405	Beginning total account value	157,738	165,364	173,502	178,150	181,577
18,305	14,831	Deposits and sales	5,455	5,846	8,587	4,528	5,190
(16,290)	(12,925)	Withdrawals and benefits	(4,627)	(5,786)	(6,003)	(6,066)	(4,221)
5,018	15,053	Change in market value, interest credited, interest income and other activity	6,798	8,078	2,064	4,965	(2,011)

180,535	165,364	Ending total account value	165,364	173,502	178,150	181,577	180,535

2,015	1,906	Net additions (withdrawals)	828	60	2,584	(1,538)	969

		Stable value account values included above	44,186	44,013	44,461	44,174	44,464

		Institutional Investment Products:
149,402	141,435	Beginning total account value	144,101	147,100	149,402	149,661	148,971
34,770	13,239	Additions	5,034	4,055	1,733	2,075	30,962
(11,253)	(7,268)	Withdrawals and benefits	(2,487)	(2,683)	(3,017)	(4,602)	(3,634)
4,134	113	Change in market value, interest credited and interest income	412	968	1,441	1,753	940
(1,527)	(419)	Other (1)	40	(38)	102	84	(1,713)

175,526	147,100	Ending total account value	147,100	149,402	149,661	148,971	175,526

23,517	5,971	Net additions (withdrawals)	2,547	1,372	(1,284)	(2,527)	27,328

		Amounts included in ending total account value above:
71,323	69,993	Investment-only stable value wraps	69,993	72,507	72,845	72,407	71,323
29,509	2,360	Longevity reinsurance (2)	2,360	2,358	2,357	2,399	29,509
74,694	74,747	Group annuities and other products	74,747	74,537	74,459	74,165	74,694

175,526	147,100	Ending total account value	147,100	149,402	149,661	148,971	175,526

(1)	“Other” activity includes the effect of foreign exchange rate changes, as well as changes in asset balances for externally managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2013		2014
2014	2013			3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
1,506	1,390	8%	Asset management fees	472	491	489	507	510
195	160	22%	Other related revenues	52	94	66	67	62
400	403	-1%	Service, distribution and other revenues	125	140	112	139	149

2,101	1,953	8%	Total Asset Management segment revenues	649	725	667	713	721

			Analysis of asset management fees by source:
655	620	6%	Institutional customers	210	218	214	225	216
536	460	17%	Retail customers	161	171	173	177	186
315	310	2%	General account	101	102	102	105	108

1,506	1,390	8%	Total asset management fees	472	491	489	507	510

Supplementary Assets Under Management Information (in billions):
	September 30, 2014
	Equity	Fixed Income	Real Estate	Total
Institutional customers	64.0	263.9	35.8	363.7
Retail customers	121.3	56.3	2.4	180.0
General account	7.8	364.4	1.6	373.8

Total	193.1	684.6	39.8	917.5

	September 30, 2013
	Equity	Fixed Income	Real Estate	Total
Institutional customers	60.3	236.0	34.0	330.3
Retail customers	107.6	49.3	2.2	159.1
General account	8.3	349.2	1.2	358.7

Total	176.2	634.5	37.4	848.1

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
300.5	274.6	Beginning assets under management	279.6	290.0	300.5	310.4	323.5
31.4	43.3	Additions	14.1	13.8	10.9	10.5	10.0
(28.2)	(29.2)	Withdrawals	(10.0)	(8.5)	(9.0)	(7.8)	(11.4)
17.3	1.8	Change in market value	6.0	6.0	8.0	10.3	(1.0)
—	—	Net money market flows	0.2	(0.5)	(0.1)	0.1	—
(0.3)	(0.5)	Other (1)	0.1	(0.3)	0.1	—	(0.4)

320.7	290.0	Ending assets under management	290.0	300.5	310.4	323.5	320.7
43.0	40.3	Affiliated institutional assets under management	40.3	41.2	41.8	43.5	43.0

363.7	330.3	Total assets managed for institutional customers at end of period	330.3	341.7	352.2	367.0	363.7

3.2	14.1	Net institutional additions (withdrawals), excluding money market activity	4.1	5.3	1.9	2.7	(1.4)

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
115.0	91.1	Beginning assets under management	100.4	106.5	115.0	117.0	122.5
24.9	30.4	Additions	7.1	9.8	8.0	8.4	8.5
(22.8)	(27.5)	Withdrawals	(8.5)	(8.3)	(7.8)	(7.7)	(7.3)
5.6	12.5	Change in market value	7.5	7.0	1.8	4.8	(1.0)
—	—	Net money market flows	—	—	—	—	—
—	—	Other	—	—	—	—	—

122.7	106.5	Ending assets under management	106.5	115.0	117.0	122.5	122.7
57.3	52.6	Affiliated retail assets under management	52.6	55.7	55.9	57.6	57.3

180.0	159.1	Total assets managed for retail customers at end of period	159.1	170.7	172.9	180.1	180.0

2.1	2.9	Net retail additions (withdrawals), excluding money market activity	(1.4)	1.5	0.2	0.7	1.2

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2013		2014
2014	2013			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
3,724	3,829	-3%	Premiums	1,256	1,269	1,240	1,241	1,243
2,006	1,798	12%	Policy charges and fee income	487	634	688	681	637
1,668	1,474	13%	Net investment income	497	517	558	540	570
550	450	22%	Asset management fees, commissions and other income	143	167	172	198	180

7,948	7,551	5%	Total revenues	2,383	2,587	2,658	2,660	2,630

			Benefits and Expenses (1):
4,863	4,679	4%	Insurance and annuity benefits	1,496	1,522	1,621	1,550	1,692
635	602	5%	Interest credited to policyholders’ account balances	208	206	210	211	214
402	302	33%	Interest expense	108	112	124	129	149
(398)	(583)	32%	Deferral of acquisition costs	(177)	(190)	(143)	(130)	(125)
228	64	256%	Amortization of acquisition costs	(111)	57	99	100	29
1,859	1,962	-5%	General and administrative expenses	643	665	616	596	647

7,589	7,026	8%	Total benefits and expenses	2,167	2,372	2,527	2,456	2,606

359	525	-32%	Adjusted operating income before income taxes	216	215	131	204	24

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2014			Quarter Ended September 30, 2014
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,724	643	3,081	1,243	210	1,033
Policy charges and fee income	2,006	1,581	425	637	502	135
Net investment income	1,668	1,209	459	570	415	155
Asset management fees, commissions and other income	550	462	88	180	154	26

Total revenues	7,948	3,895	4,053	2,630	1,281	1,349

Benefits and Expenses (1):
Insurance and annuity benefits	4,863	1,616	3,247	1,692	548	1,144
Interest credited to policyholders’ account balances	635	452	183	214	152	62
Interest expense	402	395	7	149	146	3
Deferral of acquisition costs	(398)	(398)	—	(125)	(125)	—
Amortization of acquisition costs	228	221	7	29	27	2
General and administrative expenses	1,859	1,229	630	647	436	211

Total benefits and expenses	7,589	3,515	4,074	2,606	1,184	1,422

Adjusted operating income (loss) before income taxes	359	380	(21)	24	97	(73)

	Nine Months Ended September 30, 2013			Quarter Ended September 30, 2013
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	3,829	595	3,234	1,256	198	1,058
Policy charges and fee income	1,798	1,412	386	487	374	113
Net investment income	1,474	1,037	437	497	353	144
Asset management fees, commissions and other income	450	364	86	143	116	27

Total revenues	7,551	3,408	4,143	2,383	1,041	1,342

Benefits and Expenses (1):
Insurance and annuity benefits	4,679	1,421	3,258	1,496	487	1,009
Interest credited to policyholders’ account balances	602	430	172	208	149	59
Interest expense	302	297	5	108	108	—
Deferral of acquisition costs	(583)	(581)	(2)	(177)	(173)	(4)
Amortization of acquisition costs	64	57	7	(111)	(113)	2
General and administrative expenses	1,962	1,358	604	643	435	208

Total benefits and expenses	7,026	2,982	4,044	2,167	893	1,274

Adjusted operating income before income taxes	525	426	99	216	148	68

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

30	25	Variable life	9	13	9	11	10
160	388	Universal life	107	109	71	46	43
132	152	Term life	49	44	42	46	44

322	565	Total	165	166	122	103	97

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

71	72	Prudential Agents	22	23	22	25	24
251	493	Third party distribution	143	143	100	78	73

322	565	Total	165	166	122	103	97

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2)(3):
21,842	10,583	Beginning balance	20,710	21,367	21,842	22,119	22,239
2,146	2,965	Premiums and deposits	892	834	769	681	696
(822)	(811)	Surrenders and withdrawals	(266)	(252)	(237)	(311)	(274)

1,324	2,154	Net sales	626	582	532	370	422
(326)	(310)	Benefit payments	(91)	(109)	(105)	(110)	(111)

998	1,844	Net flows	535	473	427	260	311
362	935	Interest credited and other	360	235	65	66	231
325	270	Net transfers from separate account	84	98	105	110	110
(957)	(949)	Policy charges	(322)	(331)	(320)	(316)	(321)
—	8,684	Acquisition	—	—	—	—	—

22,570	21,367	Ending balance	21,367	21,842	22,119	22,239	22,570

		Separate Account Liabilities (3):
26,916	17,817	Beginning balance	24,555	25,380	26,916	27,153	27,968
930	885	Premiums and deposits	196	392	369	283	278
(661)	(670)	Surrenders and withdrawals	(122)	(232)	(239)	(203)	(219)

269	215	Net sales	74	160	130	80	59
(80)	(92)	Benefit payments	1	(29)	(32)	(28)	(20)

189	123	Net flows	75	131	98	52	39
1,393	2,831	Change in market value, interest credited and other	991	1,744	484	1,110	(201)
(325)	(270)	Net transfers to general account	(84)	(98)	(105)	(110)	(110)
(718)	(728)	Policy charges	(157)	(241)	(240)	(237)	(241)
—	5,607	Acquisition	—	—	—	—	—

27,455	25,380	Ending balance	25,380	26,916	27,153	27,968	27,455

		FACE AMOUNT IN FORCE (4):

		Variable life	173,142	172,870	173,382	171,043	169,493
		Universal life	139,808	144,533	147,519	149,274	150,697
		Term life	614,032	621,289	627,425	634,132	640,758

		Total	926,982	938,692	948,326	954,449	960,948

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	Includes reclassifications during the second quarter of 2013 to conform presentation of certain acquired liabilities.
(4)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		Individual Life Insurance:

		Policy Surrender Experience:
853	882	Cash value of surrenders	284	291	286	278	289
2.5%	2.9%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.7%	2.7%	2.6%	2.5%	2.5%

		Death benefits per $1,000 of in force (1):
4.78	4.60	Variable and universal life	5.31	4.41	5.06	4.61	4.62
1.23	1.21	Term life	1.01	1.55	1.31	1.20	1.19
3.29	3.22	Total, Individual Life Insurance	3.53	3.25	3.51	3.13	3.16

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
161	196	Group life	33	44	137	10	14
58	65	Group disability	13	8	33	12	13

219	261	Total	46	52	170	22	27

		Future Policy Benefits (1)(2):
		Group life	2,123	2,281	2,198	2,132	2,074
		Group disability	13	3	30	21	11

		Total	2,136	2,284	2,228	2,153	2,085

		Policyholders’ Account Balances (1):
		Group life	7,822	7,928	7,853	7,923	7,953
		Group disability	233	251	254	217	223

		Total	8,055	8,179	8,107	8,140	8,176

		Separate Account Liabilities (1):
		Group life	22,017	22,706	22,938	24,525	24,515
		Group disability	—	—	—	—	—

		Total	22,017	22,706	22,938	24,525	24,515

		Group Life Insurance:
2,959	3,086	Gross premiums, policy charges and fee income (3)	960	1,013	1,004	1,002	953
2,894	2,946	Earned premiums, policy charges and fee income	948	969	973	966	955
89.6%	89.3%	Benefits ratio	84.8%	86.2%	89.6%	89.3%	89.9%
10.8%	9.9%	Administrative operating expense ratio	11.1%	10.8%	11.2%	9.9%	11.5%
		Persistency ratio	93.8%	93.7%	94.9%	94.2%	93.5%

		Group Disability Insurance:
662	725	Gross premiums, policy charges and fee income (3)	243	242	221	221	220
612	674	Earned premiums, policy charges and fee income	223	225	200	199	213
106.7%	93.2%	Benefits ratio	91.9%	91.6%	100.5%	83.9%	133.8%
29.9%	26.1%	Administrative operating expense ratio	25.9%	28.1%	29.0%	29.4%	31.4%
		Persistency ratio	88.1%	87.0%	87.0%	85.6%	84.6%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,490	3,829	Beginning balance	4,577	5,314	5,490	5,513	5,521
375	474	Capitalization	124	124	116	132	127
(392)	(159)	Amortization - operating results	99	(98)	(122)	(129)	(141)
84	1,072	Amortization - realized investment gains and losses	510	142	41	9	34
(3)	98	Impact of unrealized (gains) or losses on AFS securities	4	8	(12)	(4)	13
—	—	Other	—	—	—	—	—

5,554	5,314	Ending balance	5,314	5,490	5,513	5,521	5,554

		INDIVIDUAL LIFE INSURANCE:
4,112	3,116	Beginning balance	3,646	3,952	4,112	4,089	4,057
398	581	Capitalization	173	181	143	130	125
(221)	(57)	Amortization - operating results	113	(54)	(96)	(98)	(27)
8	11	Amortization - realized investment gains and losses	4	4	2	1	5
(112)	301	Impact of unrealized (gains) or losses on AFS securities	16	29	(72)	(65)	25

4,185	3,952	Ending balance	3,952	4,112	4,089	4,057	4,185

		GROUP INSURANCE:
183	182	Beginning balance	175	177	183	180	178
—	2	Capitalization	4	9	—	—	—
(7)	(7)	Amortization - operating results	(2)	(3)	(3)	(2)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

176	177	Ending balance	177	183	180	178	176

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,813	1,357	Beginning balance	1,506	1,764	1,813	1,756	1,687
18	44	Capitalization	13	9	7	7	4
(158)	(98)	Amortization - operating results	8	(39)	(50)	(52)	(56)
(29)	428	Amortization - realized investment gains and losses	235	76	(11)	(21)	3
1	33	Impact of unrealized (gains) or losses on AFS securities	2	3	(3)	(3)	7
—	—	Other	—	—	—	—	—

1,645	1,764	Ending balance	1,764	1,813	1,756	1,687	1,645

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2013		2014
2014	2013			3Q	4Q	1Q	2Q	3Q

			Revenues (1):
11,086	13,373	-17%	Premiums	3,889	3,664	3,696	3,822	3,568
432	463	-7%	Policy charges and fee income	142	136	138	138	156
3,350	3,246	3%	Net investment income	1,086	1,060	1,084	1,128	1,138
461	467	-1%	Asset management fees, commissions and other income	142	131	157	164	140

15,329	17,549	-13%	Total revenues	5,259	4,991	5,075	5,252	5,002

			Benefits and Expenses (1):
9,381	11,456	-18%	Insurance and annuity benefits	3,349	3,150	3,113	3,217	3,051
737	745	-1%	Interest credited to policyholders’ account balances	245	239	239	242	256
3	1	200%	Interest expense	—	2	—	2	1
(1,247)	(1,171)	-6%	Deferral of acquisition costs	(347)	(372)	(412)	(420)	(415)
715	779	-8%	Amortization of acquisition costs	234	232	250	256	209
3,174	3,234	-2%	General and administrative expenses	1,000	1,093	1,048	1,071	1,055

12,763	15,044	-15%	Total benefits and expenses	4,481	4,344	4,238	4,368	4,157

2,566	2,505	2%	Adjusted operating income before income taxes	778	647	837	884	845

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Nine Months Ended September 30, 2014			Quarter Ended September 30, 2014
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	11,086	5,263	5,823	3,568	1,693	1,875
Policy charges and fee income	432	267	165	156	87	69
Net investment income	3,350	1,298	2,052	1,138	436	702
Asset management fees, commissions and other income	461	196	265	140	68	72

Total revenues	15,329	7,024	8,305	5,002	2,284	2,718

Benefits and Expenses (1):
Insurance and annuity benefits	9,381	4,580	4,801	3,051	1,486	1,565
Interest credited to policyholders’ account balances	737	172	565	256	59	197
Interest expense	3	2	1	1	1	—
Deferral of acquisition costs	(1,247)	(585)	(662)	(415)	(185)	(230)
Amortization of acquisition costs	715	337	378	209	84	125
General and administrative expenses	3,174	1,303	1,871	1,055	425	630

Total benefits and expenses	12,763	5,809	6,954	4,157	1,870	2,287

Adjusted operating income before income taxes	2,566	1,215	1,351	845	414	431

	Nine Months Ended September 30, 2013			Quarter Ended September 30, 2013
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	13,373	5,119	8,254	3,889	1,606	2,283
Policy charges and fee income	463	263	200	142	88	54
Net investment income	3,246	1,198	2,048	1,086	405	681
Asset management fees, commissions and other income	467	194	273	142	74	68

Total revenues	17,549	6,774	10,775	5,259	2,173	3,086

Benefits and Expenses (1):
Insurance and annuity benefits	11,456	4,336	7,120	3,349	1,364	1,985
Interest credited to policyholders’ account balances	745	187	558	245	63	182
Interest expense	1	1	—	—	—	—
Deferral of acquisition costs	(1,171)	(529)	(642)	(347)	(153)	(194)
Amortization of acquisition costs	779	333	446	234	96	138
General and administrative expenses	3,234	1,232	2,002	1,000	379	621

Total benefits and expenses	15,044	5,560	9,484	4,481	1,749	2,732

Adjusted operating income before income taxes	2,505	1,214	1,291	778	424	354

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2013		2014
2014	2013		3Q	4Q	1Q	2Q	3Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
4,143	4,122	Japan, excluding Gibraltar Life	1,271	1,273	1,538	1,303	1,302
5,988	8,454	Gibraltar Life	2,337	2,063	1,859	2,185	1,944
1,387	1,260	All other countries	423	464	437	472	478

11,518	13,836	Total	4,031	3,800	3,834	3,960	3,724

		Annualized new business premiums:
545	580	Japan, excluding Gibraltar Life	152	183	227	157	161
1,207	1,364	Gibraltar Life	407	392	361	437	409
332	257	All other countries	85	108	104	115	113

2,084	2,201	Total	644	683	692	709	683

		Annualized new business premiums by distribution channel:
877	837	Life Planner Operations	237	291	331	272	274
542	612	Gibraltar Life Consultants	176	167	158	210	174
470	588	Banks	182	169	144	156	170
195	164	Independent Agency	49	56	59	71	65

2,084	2,201	Total	644	683	692	709	683

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
4,893	4,632	Japan, excluding Gibraltar Life	1,460	1,479	1,815	1,523	1,555
7,063	9,505	Gibraltar Life	2,695	2,378	2,200	2,584	2,279
1,303	1,203	All other countries	408	436	416	438	449

13,259	15,340	Total	4,563	4,293	4,431	4,545	4,283

		Annualized new business premiums:
647	657	Japan, excluding Gibraltar Life	177	212	270	185	192
1,327	1,476	Gibraltar Life	450	428	403	479	445
310	243	All other countries	81	102	99	105	106

2,284	2,376	Total	708	742	772	769	743

		Annualized new business premiums by distribution channel:
957	900	Life Planner Operations	258	314	369	290	298
610	663	Gibraltar Life Consultants	195	186	182	232	196
498	635	Banks	200	182	154	167	177
219	178	Independent Agency	55	60	67	80	72

2,284	2,376	Total	708	742	772	769	743

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar and Korean won 1150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2013		2014
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	361	364	368	371	374
Gibraltar Life	406	406	406	406	407
All other countries	108	110	111	113	115

Total	875	880	885	890	896

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,936	2,969	3,015	3,043	3,077
Gibraltar Life	7,307	7,274	7,217	7,161	7,137
All other countries	1,715	1,742	1,766	1,794	1,821

Total	11,958	11,985	11,998	11,998	12,035

International life insurance policy persistency:

Life Planner Operations:
13 months	93.1%	93.0%	93.0%	92.9%	92.5%
25 months	85.9%	85.6%	85.9%	86.0%	86.2%

Gibraltar Life (3):
13 months	90.8%	90.9%	91.0%	91.0%	91.2%
25 months	83.0%	82.4%	81.8%	81.9%	82.2%

Number of Life Planners at end of period:
Japan	3,274	3,258	3,298	3,212	3,275
All other countries	3,934	3,990	3,896	3,862	3,938

Total Life Planners	7,208	7,248	7,194	7,074	7,213

Gibraltar Life Consultants	9,298	9,327	8,806	8,670	8,601

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar and Korean won 1150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2014				December 31, 2013
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	251,969	29,275	222,694	65.5%	240,090	27,401	212,689	65.4%
Public, held-to-maturity, at amortized cost	2,211	—	2,211	0.7%	2,500	—	2,500	0.8%
Private, available-for-sale, at fair value	48,822	15,673	33,149	9.7%	46,461	15,811	30,650	9.4%
Private, held-to-maturity, at amortized cost	669	—	669	0.2%	812	—	812	0.2%
Trading account assets supporting insurance liabilities, at fair value	20,507	—	20,507	6.0%	20,827	—	20,827	6.4%
Other trading account assets, at fair value	1,779	318	1,461	0.4%	1,683	342	1,341	0.4%
Equity securities, available-for-sale, at fair value	9,871	3,501	6,370	1.9%	9,903	3,884	6,019	1.8%
Commercial mortgage and other loans, at book value	44,489	10,287	34,202	10.1%	40,806	9,673	31,133	9.6%
Policy loans, at outstanding balance	11,857	4,929	6,928	2.0%	11,766	5,013	6,753	2.1%
Other long-term investments (1)	9,826	2,545	7,281	2.2%	9,196	2,024	7,172	2.2%
Short-term investments	5,280	746	4,534	1.3%	7,311	1,866	5,445	1.7%

Subtotal (2)	407,280	67,274	340,006	100.0%	391,355	66,014	325,341	100.0%

Invested assets of other entities and operations (3)	9,461	—	9,461		6,818	—	6,818

Total investments	416,741	67,274	349,467		398,173	66,014	332,159

Fixed Maturities by Credit Quality (2):

	September 30, 2014					December 31, 2013
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	174,029	19,952	976	193,005	85.7%	171,777	14,808	2,719	183,866	85.4%
2	23,644	2,456	285	25,815	11.5%	24,281	2,029	781	25,529	11.8%

Subtotal - High or Highest Quality Securities	197,673	22,408	1,261	218,820	97.2%	196,058	16,837	3,500	209,395	97.2%

3	3,966	248	46	4,168	1.9%	4,078	256	136	4,198	1.9%
4	1,589	117	28	1,678	0.7%	1,391	162	33	1,520	0.7%
5	167	106	4	269	0.1%	125	22	9	138	0.1%
6	210	17	2	225	0.1%	116	20	3	133	0.1%

Subtotal - Other Securities	5,932	488	80	6,340	2.8%	5,710	460	181	5,989	2.8%

Total	203,605	22,896	1,341	225,160	100.0%	201,768	17,297	3,681	215,384	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	8,565	838	30	9,373	27.7%	7,766	712	92	8,386	26.6%
2	19,292	1,563	88	20,767	61.3%	18,378	1,534	157	19,755	62.7%

Subtotal - High or Highest Quality Securities	27,857	2,401	118	30,140	89.0%	26,144	2,246	249	28,141	89.3%

3	2,685	159	21	2,823	8.4%	2,243	156	16	2,383	7.6%
4	503	18	13	508	1.5%	667	29	18	678	2.2%
5	327	9	17	319	0.9%	197	9	7	199	0.6%
6	63	13	—	76	0.2%	97	11	1	107	0.3%

Subtotal - Other Securities	3,578	199	51	3,726	11.0%	3,204	205	42	3,367	10.7%

Total	31,435	2,600	169	33,866	100.0%	29,348	2,451	291	31,508	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of September 30, 2014 and December 31, 2013, respectively, 438 securities with amortized cost of $1,576 million (fair value $1,614 million) and 306 securities with amortized cost of $806 million (fair value, $831 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	September 30, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	119,295	81.1%	112,501	81.0%
Public, held-to-maturity, at amortized cost	2,211	1.5%	2,500	1.8%
Private, available-for-sale, at fair value	7,844	5.3%	6,762	4.9%
Private, held-to-maturity, at amortized cost	669	0.5%	812	0.6%
Trading account assets supporting insurance liabilities, at fair value	1,956	1.3%	1,925	1.4%
Other trading account assets, at fair value	746	0.5%	884	0.6%
Equity securities, available-for-sale, at fair value	2,643	1.8%	2,557	1.9%
Commercial mortgage and other loans, at book value	7,208	4.9%	6,581	4.7%
Policy loans, at outstanding balance	2,308	1.6%	2,280	1.6%
Other long-term investments (2)	1,847	1.3%	1,576	1.1%
Short-term investments	294	0.2%	541	0.4%

Total	147,021	100.0%	138,919	100.0%

	September 30, 2014		December 31, 2013
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	103,399	53.6%	100,188	53.8%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	25,305	13.1%	23,888	12.8%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,551	9.6%	18,902	10.1%
Other trading account assets, at fair value	715	0.4%	457	0.2%
Equity securities, available-for-sale, at fair value	3,727	1.9%	3,462	1.9%
Commercial mortgage and other loans, at book value	26,994	14.0%	24,552	13.2%
Policy loans, at outstanding balance	4,620	2.4%	4,473	2.4%
Other long-term investments (2)	5,434	2.8%	5,596	3.0%
Short-term investments	4,240	2.2%	4,904	2.6%

Total	192,985	100.0%	186,422	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended September 30
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.83%	2,211	72	3.76%	2,133	296
Equity securities	6.24%	75	7	6.92%	72	18
Commercial mortgage and other loans	4.55%	326	54	4.91%	295	1
Policy loans	5.11%	89	—	4.82%	81	—
Short-term investments and cash equivalents	0.22%	7	—	0.24%	7	—
Other investments	8.71%	185	(496)	6.34%	126	(2,684)

Gross investment income before investment expenses	3.97%	2,893	(363)	3.86%	2,714	(2,369)
Investment expenses	-0.15%	(82)	—	-0.13%	(65)	—

Subtotal	3.82%	2,811	(363)	3.73%	2,649	(2,369)

Investment results of other entities and operations (2)		282	38		268	50
Less, investment income related to adjusted operating income reconciling items		(53)			(44)

Total		3,040	(325)		2,873	(2,319)

	Nine Months Ended September 30
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.86%	6,578	445	3.75%	6,416	615
Equity securities	6.25%	218	72	6.53%	200	82
Commercial mortgage and other loans	4.70%	964	47	5.02%	868	(4)
Policy loans	5.04%	256	—	4.76%	235	—
Short-term investments and cash equivalents	0.22%	19	—	0.21%	23	1
Other investments	9.00%	564	(656)	6.45%	379	(4,947)

Gross investment income before investment expenses	4.02%	8,599	(92)	3.82%	8,121	(4,253)
Investment expenses	-0.14%	(255)	—	-0.13%	(222)	—

Subtotal	3.88%	8,344	(92)	3.69%	7,899	(4,253)

Investment results of other entities and operations (2)		831	79		834	112
Less, investment income related to adjusted operating income reconciling items		(150)			(138)

Total		9,025	(13)		8,595	(4,141)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.00%	847	95	2.95%	806	335
Equity securities	5.36%	23	5	5.62%	25	16
Commercial mortgage and other loans	4.03%	71	7	4.12%	63	2
Policy loans	3.87%	23	—	3.80%	23	—
Short-term investments and cash equivalents	0.21%	1	—	0.21%	1	—
Other investments (2)	7.84%	46	66	9.15%	59	11

Gross investment income before investment expenses	3.16%	1,011	173	3.14%	977	364
Investment expenses	-0.13%	(42)	—	-0.13%	(40)	—

Total	3.03%	969	173	3.01%	937	364

	Nine Months Ended September 30
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.00%	2,481	500	2.88%	2,459	710
Equity securities	5.39%	69	41	5.01%	67	66
Commercial mortgage and other loans	4.29%	218	9	4.21%	192	6
Policy loans	3.87%	67	—	3.61%	66	—
Short-term investments and cash equivalents	0.24%	3	—	0.18%	3	—
Other investments (2)	7.08%	125	294	6.51%	141	(767)

Gross investment income before investment expenses	3.16%	2,963	844	3.02%	2,928	15
Investment expenses	-0.13%	(122)	—	-0.12%	(118)	—

Total	3.03%	2,841	844	2.90%	2,810	15

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended September 30
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.62%	1,364	(23)	4.52%	1,327	(39)
Equity securities	6.74%	52	2	7.88%	47	2
Commercial mortgage and other loans	4.73%	255	47	5.18%	232	(1)
Policy loans	5.75%	66	—	5.37%	58	—
Short-term investments and cash equivalents	0.22%	6	—	0.24%	6	—
Other investments	9.03%	139	(562)	5.01%	67	(2,695)

Gross investment income before investment expenses	4.61%	1,882	(536)	4.42%	1,737	(2,733)
Investment expenses	-0.15%	(40)	—	0.13%	(25)	—

Total	4.46%	1,842	(536)	4.29%	1,712	(2,733)

	Nine Months Ended September 30
	2014			2013
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.69%	4,097	(55)	4.61%	3,957	(95)
Equity securities	6.76%	149	31	7.70%	133	16
Commercial mortgage and other loans	4.83%	746	38	5.31%	676	(10)
Policy loans	5.65%	189	—	5.43%	169	—
Short-term investments and cash equivalents	0.22%	16	—	0.22%	20	1
Other investments	9.73%	439	(950)	6.41%	238	(4,180)

Gross investment income before investment expenses	4.70%	5,636	(936)	4.49%	5,193	(4,268)
Investment expenses	-0.16%	(133)	—	-0.13%	(104)	—

Total	4.54%	5,503	(936)	4.36%	5,089	(4,268)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

INDIVIDUAL ANNUITIES - LINE ITEM IMPACT OF THIRD QUARTER 2013 AND 2014 ACTUARIAL UPDATES - ADJUSTED OPERATING INCOME

(in millions)

	Insurance and Annuity Benefits		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Third Quarter 2013	Third Quarter 2014	Third Quarter 2013	Third Quarter 2014	Third Quarter 2013	Third Quarter 2014	Third Quarter 2013	Third Quarter 2014	Third Quarter 2013	Third Quarter 2014
Actuarial Item:

Annual review of assumptions including: persistency, investment margins, costs associated with guaranteed benefits, and other elements of gross profits	(69)	(3)	(46)	(1)	(187)	(7)	1	(3)	301	14

Quarterly adjustments for market performance and current quarter experience	(94)	32	(13)	7	(42)	12	(1)	(1)	150	(50)

Total of above items	(163)	29	(59)	6	(229)	5	0	(4)	451	(36)

Reported amount	(68)	123	54	107	(99)	141	514	553

Amount excluding impact of items indicated above	95	94	113	101	130	136	514	557

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

INDIVIDUAL LIFE - LINE ITEM IMPACT OF THIRD QUARTER 2013 AND 2014 ACTUARIAL UPDATES - ADJUSTED OPERATING INCOME

(in millions)

	Policy Charges and Fee Income (1)		Insurance and Annuity Benefits (2)		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Third Quarter 2013	Third Quarter 2014	Third Quarter 2013	Third Quarter 2014	Third Quarter 2013	Third Quarter 2014	Third Quarter 2013	Third Quarter 2014	Third Quarter 2013	Third Quarter 2014	Third Quarter 2013	Third Quarter 2014
Actuarial Item:

Annual review of assumptions for mortality, persistency, premium payment pattern, and other elements of expected gross profits, and guaranteed minimum death benefits	(145)	(62)	(11)	39	0	1	(176)	(75)	15	36	27	(63)

Reported amount	374	502	487	548	149	152	(113)	27	435	436

Amount excluding impact of items indicated above	519	564	498	509	149	151	63	102	420	400

(1)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(2)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance agents in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 4.6% for the three months ended September 30, 2014, 10.9% for the three months ended June 30, 2014, 13.8% for the three months ended March 31, 2014, (5.1)% for the three months ended December 31, 2013, and 11.6% for the three months ended September 30, 2013.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Third Quarter 2014

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of November 5, 2014

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of November 5, 2014

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.